SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.         )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

THE GREATER CHINA FUND, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

April 30, 2011

To the Stockholders:

The annual meeting of stockholders of The Greater China Fund, Inc. (the “Fund”) is to be held at 11:00 a.m. on June 10, 2011, at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

At the annual meeting, stockholders will elect two of the Fund’s directors whose terms expire in 2011. There will also be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund’s directors recommend that stockholders re-elect Messrs. C. William Maher and Jonathan J.K. Taylor, who are standing for election as directors of the Fund.

Respectfully,

BRIAN CORRIS	EDWARD Y. BAKER
President	Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at http://www.greaterchinafund.com. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund’s transfer agent, BNY Mellon Investment Servicing, at (866) 333-6532.

THE GREATER CHINA FUND, INC.

c/o Prudential Investments LLC

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

THE GREATER CHINA FUND, INC.:

Notice is hereby given that the annual meeting of the stockholders of The Greater China Fund, Inc. (the “Fund”) will be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 on June 10, 2011, at 11:00 a.m. for the following purposes:

(1) To elect two Class II directors to serve for a term expiring on the date of the annual meeting of stockholders in 2014 or until his successor shall have been duly elected and qualified.

(2) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on April 15, 2011, are entitled to vote at the meeting or any adjournments thereof.

By order of the Board of Directors,

DEBORAH A. DOCS

Secretary

April 30, 2011

IMPORTANT—WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

PROXY STATEMENT

GENERAL

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the “Fund”) for use at the annual meeting of stockholders, to be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 on June 10, 2011, at 11:00 a.m., and at any adjournments thereof.

This Proxy Statement, the notice of annual meeting and the proxy card are first being mailed to stockholders on or about April 30, 2011. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the recommendation of the Fund’s Board of Directors for the proposal referred to in this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to Deborah A. Docs, Secretary to the Fund, c/o Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102) or by voting in person at the meeting.

Holders of record of the common stock of the Fund at the close of business on April 15, 2011, will be entitled to one vote per share on all business of the meeting and any adjournments. There are 30,369,219 shares of common stock outstanding as of April 15, 2011. Abstentions and “broker non-votes” (as defined below), if any, are counted for purposes of determining whether a quorum is present, but will not be counted as votes cast with respect to any proposal, including the election of directors, and will have no effect on the result of the vote. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Stockholders have no cumulative voting rights or rights of appraisal.

PROPOSAL 1. ELECTION OF CLASS II DIRECTORS

The Fund’s Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. C. William Maher and Jonathan J.K. Taylor, constituting Class II directors, expire at the 2011 annual meeting of stockholders.

Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as directors of the Fund to serve as Class II directors of the Fund for a term expiring on the date of the 2014 annual meeting of stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR

FUND’S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

CLASS II

C. William Maher

Jonathan J.K. Taylor

Required Vote

Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy, which means that the two nominees receiving the highest number of votes cast will be elected regardless of whether the number of votes received by any such nominee constitutes a majority of the number of votes cast. Your Fund’s directors recommend that stockholders vote in favor of the two director nominees.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF

THE BOARD OF DIRECTORS

The following table sets forth certain information concerning each of the directors and the nominees for director of the Fund as of April 15, 2011. Each of the nominees is currently a director of the Fund.

Directors considered by the Fund and its counsel to be “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Fund’s investment manager, Baring Asset Management (Asia) Ltd. (the “Investment Manager”):

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
INTERESTED DIRECTOR
John A. Bult (75)* * Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 1992; term expires 2013	Chairman of PaineWebber International Inc.	1	Director of European Equity Fund (formerly known as The Germany Fund, Inc.); The New Germany Fund, Inc.; The Central Europe and Russia Fund, Inc.

*	The Fund Complex consists of two funds: (i) The Greater China Fund, Inc. and (ii) The Asia Pacific Fund, Inc.
**	Mr. Bult is deemed to be an “interested person” due to his affiliation with affiliates of UBS Securities LLC, 299 Park Avenue, New York, New York 10171, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund’s shares and the dealer manager in the rights offerings conducted by the Fund in 1994, 1996, 2005 and 2010.

Directors considered by the Fund and its counsel not to be “interested persons” (as defined in the 1940 Act):

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS
Edward Y. Baker (76) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of the Board and Director	Director since 1992; term expires 2013	Investment Consultant; previously President and Chief Executive Officer, HOOPP Investment Management Limited and Chief Investment Officer, Hospitals of Ontario Pension Plan	1	Chairman, Board of Trustees, Rogers Sugar Income Fund

Vincent Duhamel (46) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 2009; term expires 2013	Head of Asia and Partner, Lombard Odier Darier Hentsch (Asia) Ltd.; previously Chief Executive Officer of SAIL Advisors Limited; previously Managing Director at Goldman Sachs in Hong Kong; previously Chief Executive for Asia of State Street Global Advisors	1	Former Director of Sectoral Asset Management Limited; Former Director of SAIL Advisors Limited

John A. Hawkins (68) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 1992; term expires 2012	Previously Executive Vice President—Private Clients for The Bank of Bermuda Ltd.	1	Director of HSBC Investment Solutions PLC; SR Global Fund Inc.; MW Japan Fund Ltd.

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
C. William Maher (49) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 2003; term expires 2011	Chief Financial Officer, Santa Barbara Tax Products Group; formerly Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management	1

Jonathan J.K. Taylor (67) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 1992; term expires 2011	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers)	1	Chairman, Schroder Japan Growth Fund Plc; Director, Onyx Country Estates Limited (family property company); Member, International Advisory Board of Datawind Net Access Corporation

Tak Lung Tsim (64) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director	Director since 1992; term expires 2012	Principal, T.L. Tsim & Associates Ltd.	1	Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited (toy company); Independent non-executive Director of Asia Cement (China) Holdings Corporation (Hong Kong Stock Code: 743); Director of New Alliance Asset Management (Asia) Ltd.

Principal Officers

The following persons are executive officers of the Fund as of April 15, 2011:

Name (Age) and Address	Position(s) Held with Fund	Term of Office*; Length of Time Served	Number of Portfolios in Fund Complex Overseen by Officer	Principal Occupation(s) During Past Five Years
Brian A. Corris (52) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	President	President since 2008	2	Director of Institutional Group of Baring Asset Management Limited; President of The Asia Pacific Fund, Inc.

Grace C. Torres (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer and Vice President	Treasurer and Principal Financial and Accounting Officer and Vice President since 2007	2	Treasurer and Principal Financial and Accounting Officer of Prudential Funds, Target Funds, The Prudential Variable Contract Accounts-2, 10, 11, Prudential Series Funds and Prudential Gibraltar Fund Inc.; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer of Prudential Annuities Advisory Services, Inc.; Vice President of The Asia Pacific Fund, Inc.; formerly Senior Vice President of AST Investment Services, Inc.

Agnes Deng (41) Baring Asset Management (Asia) Limited Edinburgh Tower, 19th Floor 15 Queens Road Central Hong Kong	Vice President and Portfolio Manager	Vice President from March 2010; Portfolio Manager since May 2009	1	Head of HK China Equities, Baring Asset Management (Asia) Limited; previously an Investment Director of Standard Life Investment

Name (Age) and Address	Position(s) Held with Fund	Term of Office*; Length of Time Served	Number of Portfolios in Fund Complex Overseen by Officer	Principal Occupation(s) During Past Five Years
Deborah A. Docs (53) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary	Chief Legal Officer and Secretary since 2007	2	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (PI); formerly Vice President and Assistant Secretary of AST Investment Services, Inc.; Secretary and Chief Legal Officer of The Asia Pacific Fund, Inc. and Secretary of all Prudential sponsored mutual funds

Andrew R. French (48) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Secretary	Assistant Secretary since 2007	2	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of Prudential Mutual Fund Services; Assistant Secretary of The Asia Pacific Fund, Inc. and all Prudential sponsored mutual funds.

Valerie M. Simpson (52) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer	Chief Compliance Officer since 2007	2	Chief Compliance Officer of Prudential Investments, AST Investment Services, Inc. and The Asia Pacific Fund, Inc.; formerly Vice President— Financial Reporting for Prudential Life and Annuities Finance

Theresa C. Thompson (48) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Deputy Chief Compliance Officer	Deputy Chief Compliance Officer since 2007	2	Vice President, Compliance, Prudential Investments and Director of Compliance; Deputy Chief Compliance Officer of The Asia Pacific Fund, Inc. and all Prudential sponsored mutual funds.

Peter Parrella (52) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer	Assistant Treasurer since 2007	1	Vice President and Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC

Name (Age) and Address	Position(s) Held with Fund	Term of Office*; Length of Time Served	Number of Portfolios in Fund Complex Overseen by Officer	Principal Occupation(s) During Past Five Years
Lana Lomuti (43) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer	Assistant Treasurer since 2007	1	Vice President and Director within Prudential Mutual Fund Administration

*	The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.

Leadership Structure, Role in Risk Oversight and Qualifications of the Board of Directors

The Board of Directors is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Fund. The Board of Directors is currently composed of seven members, six of whom are independent directors. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board of Directors has established three standing committees—Executive, Audit, and Governance and Nominating—and may establish ad hoc committees or working groups from time to time, to assist the Board of Directors in fulfilling its oversight responsibilities.

The Board of Directors is chaired by an independent director. As chair, this independent director leads the Board of Directors in its activities. The directors have determined that the Board of Director’s leadership and committee structure is appropriate because the Board of Directors believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Investment Manager and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board of Directors has concluded that, based on each director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve as a director. Among other attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board of Directors has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through a director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the Fund, other funds in the fund complex, public companies, or non-profit entities or other organizations; or other experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that he or she should serve as a director.

Investing in general and the operation of a fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board of Directors oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board of Directors and committee activities. The Board of Directors, directly or through its committees, reviews reports from among others, the Investment Manager, the Fund’s chief compliance officer, the Fund’s independent registered public accounting firm, and counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Investment Manager and other service providers to the Fund. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Investment Manager, its affiliates or other service providers.

John A. Bult was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry, including service as a director of other closed-end investment companies. Mr. Bult is Chairman of PaineWebber International Inc. Mr. Bult serves as director of The European Equity Fund, The New Germany Fund, and the Central Europe and Russia Fund, Inc.

Edward Y. Baker was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Baker is an investment consultant. Mr. Baker previously served as President and Chief Executive Officer of HOOPP Investment Management Limited and Chief Investment Officer of Hospitals of the Ontario Pension Plan.

Vincent Duhamel was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Duhamel also has experience in the Asian financial markets. Mr. Duhamel is currently Head of Asia and Partner, Lombard Odier Darier Hentsch (Asia) Ltd. Prior thereto, Mr. Duhamel was the Chief Executive Officer of SAIL Advisors Limited and the President of SAIL Alternative Research Inc. Mr. Duhamel has also previously served as Managing Director at Goldman, Sachs & Co. in Hong Kong and Chief Executive for Asia of State Street Global Advisors. Mr. Duhamel was previously a director of a number of entities affiliated with SAIL Advisors Limited.

John A. Hawkins was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Hawkins also has experience in the Asian financial markets. Mr. Hawkins previously served as Executive Vice President — Private

Clients for The Bank of Bermuda Ltd. Mr. Hawkins serves as a director for HSBC Investment Solutions PLC, SR Global Fund Inc. and MW Japan Fund Ltd.

C. William Maher was selected to be a director of the Fund given his experience as an officer in the financial services industry, including his experience as a chief financial officer. Mr. Maher previously served as Managing Director and Chief Financial Officer of LPL Financial and Managing Director of Nicholas Applegate Capital Management.

Jonathan J.K. Taylor was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Taylor is the Chairman and Managing Director of Dragon Partners Limited. Mr. Taylor is also Chairman of Schroder Japan Growth Fund Plc, and a director of Onyx Country Estates Limited and the International Advisory Board of Datawind Net Access Corporation.

Tak Lung Tsim was selected to be a director of the Fund given his experience as both an officer and a director of a variety of companies. Mr. Tsim also has experience in the Asian financial markets. Mr. Tsim is a Principal at T.L. Tsim & Associates Ltd. Mr. Tsim is a member of Li Po Chun United World College of Hong Kong. Mr. Tsim is a director of Playmate Holdings Limited and Asia Cement (China) Holdings Corporation.

Board Meetings and Committees

The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Governance and Nominating Committee. The Board does not have a compensation committee.

The Board of Directors met seven times during the fiscal year ended December 31, 2010. During such period, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which they served.

Executive Committee

The Board of Directors has an Executive Committee consisting of Messrs. Baker, Taylor and Hawkins, each of whom is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act (a “non-interested director”). The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal year ended December 31, 2010.

Audit Committee Report

The Board of Directors has an Audit Committee consisting of Messrs. Baker, Hawkins, Maher, Tsim and Taylor, each of whom (i) is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act and (ii) meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during the fiscal year ended December 31, 2010. The Audit Committee has a charter, a copy of which is available on the Fund’s web site at http://www.greaterchinafund.com.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund’s independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund’s independent registered public accounting firm, among other things, the scope of the independent registered accounting firm’s audit of the Fund’s financial statements, reviews and discusses the Fund’s annual audited financial statements with management, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund’s accounting and financial reporting processes.

In performing its oversight function, at a meeting held on February 22, 2011, the Audit Committee reviewed and discussed the audited financial statements with management of the Fund and the independent auditors and discussed the audit of such financial statements with the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence.

The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent auditors, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2010.

Edward Y. Baker

John A. Hawkins

C. William Maher

Jonathan J.K. Taylor

Tak Lung Tsim

February 22, 2011

Governance and Nominating Committee

The Board has a Governance and Nominating Committee consisting of Messrs. Baker, Duhamel, Hawkins, Taylor and Tsim, each of whom is a non-interested director. The Governance and Nominating Committee met one time during the fiscal year ended December 31, 2010. The Governance and Nominating Committee has a charter, a copy of which is available on the Fund’s website at http://www.greaterchinafund.com.

The Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund’s nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director, the Governance and Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by stockholders. The Governance and Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

The Governance and Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Governance and Nominating Committee and the Board of Directors.

The Governance and Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to the Secretary of the Fund at Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Governance and Nominating Committee Charter, which provides that the Governance and Nominating Committee will take into consideration the criteria approved by the

Board of Directors of the Fund, including, but not limited to, the candidate’s personal and professional integrity, business judgment, relevant experience and skills (including experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight), the existence of conflicts of interest, the potential to be an effective director on the Board and any committees of the Board and other factors that the Governance and Nominating Committee considers appropriate. When assessing a candidate for nomination the Committee also considers whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. The evaluation process does not depend on the source of the recommendation. The relevant dates and other pertinent information for the submission of stockholder proposals for the following year’s annual meeting of stockholders are set forth below under “Other Matters—Stockholder Proposals”.

The Board does not have a policy regarding Board member attendance at the annual meeting of stockholders. The Chairman of the Fund’s Board attended the 2010 annual meeting of stockholders.

Transactions with and Compensation of Directors and Officers

The Fund’s officers receive no compensation from the Fund. The directors who are “interested persons” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2010, to the persons who were non-interested directors during such period.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors(1)
Edward Y. Baker (Independent Director)	$49,000	—	—	$49,000
Vincent Duhamel (Independent Director)	$28,125	—	—	$28,125
John A. Hawkins (Independent Director)	$41,600	—	—	$41,600
C. William Maher (Independent Director)	$38,500	—	—	$38,500
Jonathan J.K. Taylor (Independent Director)	$37,100	—	—	$37,100
Tak Lung Tsim (Independent Director)	$36,675	—	—	$36,675

(1)	The Fund is one of two investment companies included in the Fund Complex.

The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each non-interested director receives fees, paid by the Fund, of (i) $2,500 (or, in the case of the Fund’s Chairman, $4,000) per directors’ meeting attended, (ii) $1,500 (or, in the case of any committee chairman, $2,000) per committee meeting attended and (iii) an annual director’s fee of $16,000.

The Investment Manager supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. Three of the Fund’s officers are also officers and/or employees of the Investment Manager or affiliates thereof.

Director Ownership of Equity Securities in the Fund or Fund Complex

As of April 15, 2011, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
John A. Bult (Interested Director)	Over $100,000	Over $100,000

Edward Y. Baker (Independent Director)	$10,001-50,000	$10,001-50,000

Vincent Duhamel (Independent Director)	$0	$0

John A. Hawkins (Independent Director)	$10,001-50,000	$10,001-50,000

C. William Maher (Independent Director)	$0	$0

Jonathan J.K. Taylor (Independent Director)	$50,001-100,000	$50,001-100,000

Tak Lung Tsim (Independent Director)	$0	$0

As of April 15, 2011, the directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

Director Ownership of Securities in Investment Advisors or Principal Underwriters of the Fund or Their Affiliates

As of December 31, 2010, non-interested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisors and underwriters:

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
John A. Hawkins (Independent Director)	John and Jennifer Hawkins*	Baring-Coller Secondaries Fund**	2 Units***	$50,408	Under 1%

*	Joint Account with spouse.

**	Fund managed by Baring Asset Management Limited, of which the Fund’s Investment Manager is an indirect subsidiary. The Baring-Coller Secondaries Fund does not own shares in the Investment Manager.
***	Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C share (equity share; par value $0.01).

Control Persons And Principal Holders Of Securities

To the best of the Fund’s knowledge, as of April 15, 2011, the following persons have beneficial ownership of more than 5% of the outstanding common stock:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Outstanding Class
City of London Investment Group PLC and City of London Investment Management Company Limited*	9,105,730	29.9%

Lazard Asset Management LLC**	1,781,964	5.9%

*	As reported by the City of London Investment Group PLC and City of London Investment Management Company Limited on Schedule 13-D, filed February 28, 2011 (File No. 005-51363).
**	As reported by Lazard Asset Management LLC on Schedule 13-G, filed February 11, 2011 (File No. 005-51363)

As of April 15, 2011, all the directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock.

OTHER ADDITIONAL INFORMATION ABOUT THE FUND

Investment Manager and Administrator

Baring Asset Management (Asia) Limited serves as Investment Manager for the Fund pursuant to an Investment Management Agreement (the “Investment Management Agreement”) dated June 30, 2005, between the Fund and the Investment Manager. The Investment Manager’s offices are located at 1901 Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong. The Investment Manager is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001. David J. Brennan is the Chairman of the Investment Manager and his full address is 1901 Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.

Prudential Investments LLC serves as the Fund’s administrator. The administrator’s offices are located at 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act as applied to the Fund require the Fund’s officers and directors, persons who beneficially own more than 10 percent of a registered class of the Fund’s own equity securities and certain other persons to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, during the fiscal year ended December 31, 2010, the Fund believes that all filings applicable to the Fund’s officers, directors and ten-percent stockholders required for such fiscal year were made.

Independent Registered Public Accounting Firm

The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are non-interested directors, has selected, KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the accounts of the Fund for the fiscal year ended December 31, 2011. KPMG served as the independent registered public accounting firm to audit the Fund’s accounts for the fiscal year ended December 31, 2010. The Board does not know of any direct or indirect financial interest of KPMG in the Fund.

KPMG was hired on November 30, 2007. The appointment of KPMG was recommended by the Fund’s Audit Committee and approved by the Board of Directors of the Fund on November 30, 2007. Representatives of KPMG are not expected to be present at the 2011 annual meeting.

The aggregate fees billed to the Fund by KPMG for services rendered by KPMG for the fiscal years ended December 31, 2010 and 2009 are described below.

Audit Fees

For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate audit fees billed by KPMG to the Fund are shown in the table below.

2010	2009
$111,269	$57,000

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

Audit-Related Fees

In each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate audit-related fees billed by KPMG for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund’s semi-annual financial statements, but not reported as audit fees, are shown in the table below.

2010	2009
$0	$0

Tax Fees

In each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate tax fees billed by KPMG for professional services rendered for tax services for the Fund are shown in the table below.

2010	2009
$19,500	$23,500

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

All Other Fees

In each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by KPMG for all other non-audit services are shown in the table below.

2010	2009
$0	$0

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Audit Committee Pre-approval Policies and Procedures

The Fund’s Audit Committee pre-approves in advance at regularly scheduled Audit Committee meetings all audit and non-audit services (to the extent that such service directly affects the financial reporting or operations of the Fund) performed by the Fund’s independent registered public accounting firm for the Fund, the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the Chairman of the Audit Committee. The Chairman will update the Audit Committee at the next regularly scheduled meeting of any interim approval granted.

Services Approved Pursuant to Paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X

There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees for non-audit services rendered on behalf of the Fund (“Covered Services”), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Non-covered Services”) that provides ongoing services to the Fund are shown in the table below.

	2010	2009
Covered Services	$0	$0
Non-covered Services	$0	$0

During the past fiscal year, there were no Covered Services or Non-covered Services required to be considered by the Fund’s Audit Committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee was not required to consider whether the provision of any Covered Services or Non-covered Services by KPMG would be compatible with maintaining the independence of KPMG.

OTHER MATTERS

The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Prudential Investments LLC, the Fund’s administrator, or BNY Mellon Investment Servicing, the Fund’s transfer agent. The expenses connected with the solicitation of the proxies and with any further proxies that may be solicited by the Fund’s officers or personnel of the administrator or the transfer agent in person, by telephone or by telegraph will be borne by the Fund. These expenses are estimated to be approximately $11,000. The Fund will reimburse banks, brokers and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on the proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

In the event that sufficient votes in favor of any proposal set forth in the notice of this meeting are not received by June 10, 2011, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. Abstentions and broker non-votes shall not be counted or voted for purposes of, and accordingly will have no effect on the outcome of, a vote to adjourn the meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

The Fund’s annual report to stockholders for the fiscal year ended December 31, 2010, was mailed to stockholders on or about March 1, 2011. The Fund will furnish, without charge, a copy of its 2010 annual report and the most recent semiannual report succeeding that annual report, if any, to any stockholder upon request. Requests should be directed to the Fund’s transfer agent, BNY Mellon Investment Servicing; telephone: (866) 333-6532.

Stockholder Proposals

Stockholder proposals intended to be presented at the Fund’s 2012 annual meeting of stockholders of the Fund must be received by the Fund on or before December 31, 2011 in order to be included in the Fund’s Proxy Statement and form of proxy relating to that meeting.

In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2012 annual meeting of stockholders, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, Deborah A. Docs, Secretary of the Fund, c/o Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, not later than December 31, 2011 nor earlier than December 1, 2011. Written notice must include a brief description of the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, the number of shares of common stock beneficially owned by the proposing stockholder and any material interest of the proposing stockholder in the proposed business and must otherwise comply with the requirements of the Fund’s By-Laws.

If the date of the 2012 annual meeting is advanced or delayed by more than 30 days from the date of the 2011 annual meeting, then notice by a stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement (as defined in the Fund’s By-Laws) of the date of such meeting is first made by the Fund.

Stockholders are advised to refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary.

The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the Fund’s proxy statement or otherwise considered at such annual meeting because certain federal rules of the SEC and the Fund’s By-Laws, respectively, must be complied with before consideration of the proposal is required.

Important Notice Regarding Delivery of Shareholder Documents

In accordance with a notice sent to certain “street name” stockholders who share a single address, only one copy of this Proxy Statement is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Proxy Statement, he or she may contact their broker, and we will deliver those documents to such shareholder promptly upon receiving the request. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting your broker.

Stockholder Communications

The Board of Directors has a process for stockholders of the Fund to send communications to it. Any stockholder that wishes to communicate with the Board of Directors or a specific director may do so by submitting correspondence in writing to the Fund administrator, Prudential Investments LLC, 4th Floor, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, referencing the Fund and specifying the intended addressee. Stockholder communications addressed to the Board of Directors will be forwarded promptly after receipt to the Chairman of the Board for review. The Chairman will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Stockholder communications that the Chairman determines involve routine matters will be forwarded to the Fund’s administrator and/or officers of the Fund for review and response, and the Chairman will report to the full Board, as appropriate, on the nature and substance of such communications. Stockholder communications that the Chairman determines involve non-routine matters will be forwarded to each member of the Board for review. Stockholder communications addressed to a specific director will be forwarded to the addressee promptly upon receipt.

By order of the Board of Directors,

DEBORAH A. DOCS

Secretary

4th Floor

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

April 30, 2011

THIS PAGE INTENTIONALLY LEFT BLANK

The Greater China Fund, Inc.

 WO#

99044

  FOLD AND DETACH HERE

2011 Annual Meeting Proxy Card
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please mark your votes as indicated in this example	☒
Election of Class I Directors – The Board of Directors recommends a vote FOR the nominees listed.

Nominees:	FOR	WITHHOLD

01 C. William Maher	☐	☐

02 Jonathan J. K. Taylor	☐	☐

Authorized Signatures	— This section must be completed for your vote to be counted.
— Date and Sign Below

		Mark Here for Address Change or Comments SEE REVERSE	☐

If shares are held jointly, each Stockholder named should sign. If only one signs, his or her signature will be binding. If the Stockholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Stockholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature	Signature	Date

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

  FOLD AND DETACH HERE

PROXY – THE GREATER CHINA FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Deborah A. Docs, Grace C. Torres and Brian Corris as Proxies, each with the power to appoint his or her substitute, and hereby authorizes any or all to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on April 15, 2011, at the Annual Meeting of Stockholders to be held on June 10, 2011, or any adjournment thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN ITEM 1. SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE. SHARES WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. SIGN, DATE AND MAIL YOUR PROXY TODAY.

Address Change/Comments
(Mark the corresponding box on the reverse side)
BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

WO#
(Continued and to be marked, dated and signed, on the other side)	99044